-------------------------------------------------------------------------------
THE STRONG
DISCOVERY FUND II

ANNUAL REPORT * DECEMBER 31, 1997

           [PIE CHART OF ASSET DIVERSIFICATION EMPHASIZING STOCKS]


                                [STRONG FUNDS LOGO]
                                    STRONG FUNDS

-------------------------------------------------------------------------------
THE STRONG
DISCOVERY FUND II

ANNUAL REPORT * DECEMBER 31, 1997



                               TABLE OF CONTENTS
INVESTMENT REVIEW

     The Strong Discovery Fund II.............................................2

FINANCIAL INFORMATION

     Schedule of Investments in Securities....................................4
     Statement of Assets and Liabilities......................................6
     Statement of Operations..................................................7
     Statements of Changes in Net Assets......................................8
     Notes to Financial Statements............................................9

FINANCIAL HIGHLIGHTS.........................................................11

REPORT OF INDEPENDENT ACCOUNTANTS............................................12



                              [STRONG FUNDS LOGO]
                        STRONG FUNDS DISTRIBUTORS, INC.
                  P.O. Box 2936 * Milwaukee, Wisconsin 53201
             Strong Funds are offered by prospectus only. 7013A98

THE STRONG DISCOVERY FUND II

WE MAINTAINED THE FUND'S HISTORIC FOCUS ON SMALL- AND MEDIUM- SIZED GROWTH COMPANIES. WE BELIEVE THESE STOCKS OFFER THE GREATEST OPPORTUNITIES GOING FORWARD.

The Strong Discovery Fund II seeks to provide investors with capital growth, a goal we pursue by investing in a diversified portfolio of small-, mid-, and larger- cap companies. Our investment approach combines number-crunching analysis with direct research, including on-site visits. Through frequent discussions with management, suppliers, customers, and competitors, we believe we can identify vital aspects of companies that aren't reflected in their historical financial statements--or their stock prices.

==================================
          ASSET ALLOCATION
==================================
Based on net assets as of 12-31-97
[PIE CHART]

Short-Term Investments       8.1%
Stocks                      91.9%
==================================

As your investment managers, we are not accustomed to producing disappointing investment results. Over our respective careers, we have experienced success in various market environments. We are acutely aware that our recent results have not been up to par, and remain dedicated to improving the Fund's performance going forward.

Although the Strong Discovery Fund II's recent investment returns have not kept pace with the S&P 500's, its portfolio measures up well under the key criteria we use when selecting stocks--good businesses, good managements, and attractive valuations. In general, we are pleased with the quality and performance of the companies in the portfolio. With few exceptions, they have been meeting or exceeding their profit targets.

We are also pleased with the valuation of the portfolio, especially compared with the valuations being accorded the companies that comprise the S&P 500 Index. As the following table illustrates, the Fund's average valuation--as measured by its price/earnings ratio--is the same as the S&P 500's.

However, we estimate the portfolio's earnings growth potential to be more than three times that of the S&P 500. We seek to produce superior investment results over time by concentrating on companies with superior growth potential.

                             P/E RATIO           ESTIMATED
FUND                      (1998 EARNINGS)    EARNINGS GROWTH(1)
----------------------------------------------------------------
Strong Discovery Fund II       20.1x                 22%
S&P 500 Index                  20.1x                  7%

In our investment process, we make forward-looking decisions. Our job is to position the portfolio for what we expect to happen, not to chase after the market sectors or stocks that have recently performed best.

To that end, we maintained the Fund's historic focus on small- and medium- size growth companies. We believe that these stocks offer the greatest opportunities going forward. In recent months, however, the market has heavily favored the largest, most established firms, as uncertainty in Asian markets has driven a flight to quality. As a result, our 11.39% total return for 1997 trailed the 33.36% return of the S&P 500 and the 19.86% return of our peer group, the Lipper Capital Appreciation Funds Index.*(2)

Despite recent setbacks, we continue to find reason for optimism in the current market environment. The prevailing conditions remind us of 1990 and 1991. Then as now, investors moved toward indexation-- trying to replicate the S&P 500 without regard for the merits of the individual companies or their prices. Eventually this cycle came to an end, creating an opportunity for investors willing to consider stocks outside the S&P 500's largest. We were able to apply our investment strategy effectively in this environment. Drawing on our combined 40 years of investment experience, we have currently positioned the Fund to benefit from what may be a similar scenario.

Thank you for your investment in the Strong Discovery Fund II.
Sincerely,

/s/ Richard S. Strong
Richard S. Strong

/s/ Chip Paquelet
Charles A. Paquelet
Portfolio Co-managers

[PHOTO OF RICHARD S. STRONG AND CHARLES A. PAQUELET]


===============================================================================
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
===============================================================================
                            From 5-8-92 to 12-31-97
[GRAPH]

          THE STRONG         S & P 500          Lipper Capital
       DISCOVERY FUND II    Stock Index    Appreciation Funds Index
 4-92       10,000             10,000              10,000
12-92       10,887             10,680              11,024
12-93       13,285             11,756              12,760
12-94       12,569             11,912              12,447
12-95       17,001             16,388              16,379
12-96       17,138             20,151              18,828
12-97       19,090             26,874              22,567

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Capital Appreciation Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize time periods, the indexes' performance was prorated for the month of May 1992.
===============================================================================

===============================
        AVERAGE ANNUAL
       TOTAL RETURNS(2)
===============================
        As of 12-31-97

      1-YEAR      11.39%
      3-YEAR      14.95%
      5-YEAR      11.89%
SINCE INCEPTION   12.13%
  (on 5-8-92)
===============================

 ------------------------------------------------------------------------------
* The S&P 500 is an unmanaged index generally representative of the U.S. stock market, without regard to company size. The Lipper Capital Appreciation Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P 500 index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 Earnings growth has been estimated on an annual basis for a projected five-year period. The Discovery Fund II's earnings growth estimate has been generated from our own analysis of the portfolio's individual securities as of December 31, 1997. The earnings growth projection for the S&P 500 has been based on a consensus of earnings estimates from six Wall Street investment firms as shown by Bloomberg dated December 31, 1997.

2 The Fund's returns include the effect of deducting the Fund's expenses, but do not include charges and expenses attributable to any particular insurance product. Including such insurance fees and expenses in the Fund's return quotations has the effect of decreasing the performance quoted.

SCHEDULE OF INVESTMENTS IN SECURITIES                         DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
COMMON STOCKS 91.9%
AEROSPACE & DEFENSE 0.8%
The Boeing Company                                        7,400    $   362,138
Hexcel Corporation (b)                                   55,450      1,382,784
                                                                   -----------
                                                                     1,744,922
BANK - MONEY CENTER 1.8%
BankAmerica Corporation                                   9,800        715,400
Chase Manhattan Corporation                              11,921      1,305,349
Citicorp                                                 14,125      1,785,930
                                                                   -----------
                                                                     3,806,679
COMMERCIAL SERVICE 14.3%
Accustaff, Inc. (b)                                      62,551      1,438,673
Avis Rent A Car, Inc. (b)                               102,700      3,279,981
H & R Block, Inc.                                        29,000      1,299,563
Budget Group, Inc. Class A (b)                          209,700      7,247,756
Coinmach Laundry Corporation (b)                         87,700      2,148,650
Consolidated Graphics, Inc. (b)                          49,050      2,286,956
Getty Communications PLC Sponsored ADR (b)               46,000        684,250
Lamalie Associates, Inc. (b)                             22,000        440,000
Lason Holdings, Inc. (b)                                100,250      2,669,156
Mac-Gray Corporation (b)                                 21,000        328,125
Outdoor Systems, Inc. (b)                                45,125      1,731,672
Pittston Company Brinks Group                            46,900      1,887,725
Rollins Truck Leasing Corporation                        33,600        600,600
Universal Outdoor Holdings, Inc. (b)                     87,150      4,531,800
                                                                   -----------
                                                                    30,574,907
COMPUTER - MAINFRAME 1.6%
International Business Machines Corporation              33,600      3,513,300

COMPUTER - PERIPHERAL EQUIPMENT 1.1%
Storage Technology Corporation (b)                       37,700      2,335,044

COMPUTER SERVICE 2.0%
America Online, Inc. (b)                                 10,300        918,631
Ceridian Corporation (b)                                  8,700        398,569
Fiserv, Inc. (b)                                         10,300        505,988
Pierce Leahy Corporation (b)                            111,000      2,275,500
USWeb Corporation (b)                                    19,300        180,937
                                                                   -----------
                                                                     4,279,625
COMPUTER SOFTWARE 1.9%
Computer Associates International, Inc.                  17,275        913,416
Hummingbird Communications, Ltd. (b)                     47,425      1,496,851
Phoenix International, Inc. (b)                          50,400        743,400
Sterling Commerce, Inc. (b)                              15,500        595,781
Tecnomatix Technologies, Ltd. (b)                         6,000        202,500
Versant Object Technology Corporation (b)                13,100        180,944
                                                                   -----------
                                                                     4,132,892
CONSUMER - MISCELLANEOUS 1.5%
Equity Corporation International (b)                     46,800      1,082,250
Service Corporation International                        59,350      2,192,241
                                                                   -----------
                                                                     3,274,491
ELECTRICAL EQUIPMENT 1.4%
Berg Electronics Corporation (b)                        133,525      3,037,694

ELECTRONIC INSTRUMENTATION 0.4%
Molecular Dynamics, Inc. (b)                              5,500         89,375
VWR Scientific Products Corporation (b)                  23,800        672,350
                                                                   -----------
                                                                       761,725
ELECTRONIC PARTS DISTRIBUTION 0.8%
Kent Electronics Corporation (b)                         67,100      1,685,887

ELECTRONICS - SEMICONDUCTOR/COMPONENT 0.6%
General Cable Corporation                                33,600      1,215,900

FINANCE - MISCELLANEOUS 1.0%
American Express Company                                 17,500      1,561,875
CheckFree Corporation (b)                                19,000        513,000
                                                                   -----------
                                                                     2,074,875
FOOD 0.3%
Lancaster Colony Corporation                              9,800        552,475

HEALTHCARE - BIOMEDICAL/GENETIC 0.1%
Pharmacopeia, Inc. (b)                                    8,000        128,000

HEALTHCARE - DRUG/DIVERSIFIED 0.3%
Halsey Drug Company, Inc. (b)                           394,600        616,562

HEALTHCARE - INSTRUMENTATION 0.5%
Arterial Vascular Engineering, Inc. (b)                  10,800        702,000
Datascope Corporation (b)                                16,500        426,938
                                                                   -----------
                                                                     1,128,938
HEALTHCARE - MEDICAL SUPPLY 8.0%
Cohr, Inc. (b)                                          105,100      1,340,025
Covance, Inc. (b)                                        31,100        618,112
Dentsply International, Inc.                             25,820        787,510
Gulf South Medical Supply, Inc. (b)                      34,100      1,270,225
McKesson Corporation                                     15,525      1,679,611
Henry Schein, Inc. (b)                                   95,743      3,351,005
Steris Corporation (b)                                   30,950      1,493,338
Suburban Ostomy Supply Company, Inc. (b)                144,200      1,676,325
Sybron International Corporation (b)                    104,475      4,903,795
                                                                   -----------
                                                                    17,119,946
HEALTHCARE - PATIENT CARE 0.2%
Coram Healthcare Corporation (b)                            294            992
United Dental Care, Inc. (b)                             49,100        527,825
                                                                   -----------
                                                                       528,817
HEALTHCARE - PRODUCT 1.1%
Boston Scientific Corporation (b)                        44,650      2,048,319
Sabratek Corporation (b)                                  7,000        201,250
                                                                   -----------
                                                                     2,249,569
HOUSEHOLD APPLIANCES & FURNISHINGS 0.8%
Harman International Industries, Inc.                    39,050      1,657,184

INSURANCE - LIFE 0.5%
Conseco, Inc.                                            23,800      1,081,412

INSURANCE - MULTI-LINE 1.2%
MGIC Investment Corporation                              37,800      2,513,700

LEISURE PRODUCT 2.1%
Action Performance Companies, Inc.                       32,300      1,223,362
Harley-Davidson, Inc.                                    62,250      1,704,094
SCP Pool Corporation (b)                                 77,775      1,497,169
                                                                   -----------
                                                                     4,424,625
LEISURE SERVICE 4.4%
American Skiing Company (b)                             185,000      2,751,875
Bally Total Fitness Holding Corporation (b)             107,700      2,355,937
Candlewood Hotel Company, Inc. (b)                       54,400        476,000
Host Marriott Corporation (b)                            37,150        729,069
International Game Technology                            62,000      1,565,500
Metro-Goldwyn-Mayer, Inc. (b)                            25,800        516,000
Promus Hotel Corporation (b)                             24,325      1,021,650
                                                                   -----------
                                                                     9,416,031
MACHINE TOOL 1.1%
Applied Power, Inc.                                      34,375      2,371,875

MACHINERY - TRANSPORTATION EQUIPMENT & PARTS 0.6%
Miller Industries, Inc. (b)                             124,550      1,338,913

-------------------------------------------------------------------------------

                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
MEDIA - RADIO/TV 1.8%
CBS Corporation                                          30,100    $   886,069
Clear Channel Communications, Inc. (b)                   22,100      1,755,569
Sinclair Broadcast Group, Inc. Class A (b)               26,200      1,221,575
                                                                   -----------
                                                                     3,863,213
NATURAL GAS DISTRIBUTION 0.1%
WICOR, Inc.                                               6,925        321,580

OFFICE AUTOMATION 2.3%
Danka Business Systems PLC Sponsored ADR                270,275      4,307,508
Xerox Corporation                                         7,000        516,687
                                                                   -----------
                                                                     4,824,195
OIL - NORTH AMERICAN EXPLORATION & PRODUCTION 5.1%
Ocean Energy, Inc. (b)                                  117,075      5,773,261
Union Pacific Resources Group, Inc.                     216,075      5,239,819
                                                                   -----------
                                                                    11,013,080
OIL WELL EQUIPMENT & SERVICE 5.6%
Cooper Cameron Corporation (b)                            8,250        503,250
ENSCO International, Inc.                                43,950      1,472,325
Global Marine, Inc. (b)                                  28,850        706,825
Helmerich & Payne, Inc.                                   4,100        278,288
Marine Drilling Companies, Inc. (b)                      95,550      1,982,662
Nabors Industries, Inc. (b)                              45,700      1,436,694
Noble Drilling Corporation (b)                          115,150      3,526,469
Rowan Companies, Inc. (b)                                 2,600         79,300
Santa Fe International Corporation                        6,850        278,709
Schlumberger, Ltd.                                       22,100      1,779,050
                                                                   -----------
                                                                    12,043,572
PERSONAL & COMMERCIAL LENDING 1.9%
Associates First Capital Corporation                     34,375      2,444,922
Household International, Inc.                            12,875      1,642,367
                                                                   -----------
                                                                     4,087,289
POLLUTION CONTROL 0.3%
Waste Management, Inc.                                   22,500        618,750

RAILROAD 1.3%
Burlington Northern Santa Fe Corporation                 20,400      1,895,925
Wisconsin Central Transportation Corporation (b)         36,300        848,513
                                                                   -----------
                                                                     2,744,438
REAL ESTATE 0.7%
Security Capital Group, Inc. Class B (b)                 11,000        357,500
Sunstone Hotel Investors, Inc.                           64,200      1,107,450
                                                                   -----------
                                                                     1,464,950
RETAIL - DISCOUNT & VARIETY 0.9%
Consolidated Stores Corporation (b)                      43,887      1,928,285

RETAIL - DRUG STORE 0.7%
Rite Aid Corporation                                     25,800      1,514,138

RETAIL - FOOD CHAIN 0.2%
JP Foodservice, Inc. (b)                                  8,800        325,050

RETAIL - RESTAURANT 1.6%
Casa Ole Restaurants, Inc. (b)                           33,500        117,250
Logan's Roadhouse, Inc. (b)                              26,800        415,400
PJ America, Inc. (b)                                     54,100        811,500
Rainforest Cafe, Inc. (b)                                60,700      2,003,100
                                                                   -----------
                                                                     3,347,250
RETAIL - SPECIALTY 13.7%
Black Box Corporation (b)                               109,500      3,873,562
Cendant Corporation (b)                                  69,750      2,397,656
Central Garden & Pet Company (b)                        218,500      5,735,625
Cole National Corporation Class A (b)                    53,950      1,615,128
Eagle Hardware & Garden, Inc. (b)                       113,600      2,201,000
Fingerhut Companies, Inc.                                29,900        639,113
Goody's Family Clothing, Inc. (b)                        32,200        875,437
The Hertz Corporation                                    52,700      2,121,175
Just For Feet, Inc. (b)                                  34,200        448,875
MSC Industrial Direct Company, Inc. Class A (b)          23,300        987,338
Movie Gallery, Inc. (b)                                 303,200        890,650
Regis Corporation                                        47,500      1,193,438
Renters Choice, Inc. (b)                                 91,100      1,867,550
Staples, Inc. (b)                                        52,550      1,458,263
Wilmar Industries, Inc. (b)                              67,150      1,603,206
Zale Corporation (b)                                     61,500      1,414,500
                                                                  ------------
                                                                    29,322,516
SAVINGS & LOAN 2.2%
TCF Financial Corporation                               140,300      4,761,431

SHOE & APPAREL MANUFACTURING 0.3%
Rocky Shoes & Boots, Inc. (b)                            46,700        712,175

TELECOMMUNICATION EQUIPMENT 0.2%
Aware, Inc. (b)                                          18,400        188,600
Communications Central, Inc. (b)                         27,150        273,197
                                                                  ------------
                                                                       461,797
TELECOMMUNICATION SERVICE 0.1%
Mobile Telecommunication Technologies
  Corporation (b)                                        11,300        248,600

TOBACCO 1.4%
800-JR CIGAR, Inc. (b)                                   66,500      1,662,500
Philip Morris Companies, Inc.                            28,500      1,291,406
                                                                  ------------
                                                                     2,953,906
TRANSPORTATION SERVICE 1.1%
Hub Group, Inc. Class A (b)                              81,375      2,420,906
------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $177,964,172)                            196,543,109
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 1.2%
COMMERCIAL PAPER 0.3%
INTEREST BEARING, DUE UPON DEMAND
American Family Financial Services, Inc., 5.49%      $  632,000        632,000
Wisconsin Electric Power Company, 5.49%                     100            100
                                                                  ------------
                                                                       632,100
REPURCHASE AGREEMENT 0.9%
Goldman, Sachs & Company (Dated 12/31/97),
  6.35%, Due 1/02/98 (Repurchase proceeds
  $2,000,706); Collateralized by: $1,530,000 United
  States Treasury  Bonds, 11.625%, Due 11/15/04
  (Market Value $2,047,140) (c)                       2,000,000      2,000,000
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $2,632,100)                       2,632,100
------------------------------------------------------------------------------

------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $180,596,272) 93.1%          199,175,209
Other Assets and Liabilities, Net 6.9%                              14,718,591
------------------------------------------------------------------------------
NET ASSETS 100.0%                                                 $213,893,800
==============================================================================

SCHEDULE OF INVESTMENTS IN SECURITIES (continued)             DECEMBER 31, 1997
-------------------------------------------------------------------------------




-------------------------------------------------------------------------------
COUNTRY DIVERSIFICATION
-----------------------------------------------------------------------------
                                                     Percentage of Net Assets
-----------------------------------------------------------------------------
United States....................................................... 90.0%
United Kingdom......................................................  2.3
Canada..............................................................  0.7
Israel..............................................................  0.1
Other Assets and Liabilities, Net...................................  6.9
--------------------------------------------------------------------------
Total                                                               100.0%
--------------------------------------------------------------------------

-------------------------------------------------------------------------------
LEGEND
-----------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b) Non-income producing security.
(c) The Fund may engage in repurchase agreements where the underlying collateral consists of U.S. Government securities which are maintained in a segregated account with a custodian. The market value of the collateral must exceed the principal amount by at least two percent on a daily basis.

Percentages are stated as a percent of net assets.

See notes to financial statements.


STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
December 31, 1997


ASSETS:
  Investments in Securities, at Value (Cost of $180,596,272)     $199,175,209
  Receivable for Securities Sold                                   14,676,338
  Dividends and Interest Receivable                                   110,537
  Other Assets                                                          3,421
                                                                 ------------
  Total Assets                                                    213,965,505

LIABILITIES:
  Payable for Securities Purchased                                      1,844
  Accrued Operating Expenses and Other Liabilities                     69,861
                                                                 ------------
  Total Liabilities                                                    71,705
                                                                 ------------
NET ASSETS                                                       $213,893,800
                                                                 ============
NET ASSETS CONSIST OF:
  Capital Stock (par value and paid-in capital)                  $195,267,846
  Undistributed Net Realized Gain                                      47,017
  Net Unrealized Appreciation                                      18,578,937
                                                                 ------------
  Net Assets                                                     $213,893,800
                                                                 ============
Capital Shares Outstanding (Unlimited Number Authorized)           17,778,536

NET ASSET VALUE PER SHARE                                              $12.03
                                                                       ======

                      See notes to financial statements.
6

STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
For the Year Ended December 31, 1997


INCOME:
  Dividends (net of withholding taxes of $6,680)                  $   815,865
  Interest                                                            173,780
                                                                  -----------
  Total Income                                                        989,645

EXPENSES:
  Investment Advisory Fees                                          2,122,746
  Custodian Fees                                                       63,151
  Shareholder Servicing Costs                                         280,930
  Other                                                                35,306
                                                                  -----------
  Total Expenses                                                    2,502,133
                                                                  -----------
NET INVESTMENT LOSS                                                (1,512,488)

REALIZED AND UNREALIZED GAIN (LOSS):
  Net Realized Gain (Loss) on:
   Investments                                                     19,792,246
   Futures Contracts                                               (1,644,184)
                                                                  -----------
   Net Realized Gain                                               18,148,062

  Change in Unrealized Appreciation/Depreciation on:
   Investments                                                      6,533,234
   Foreign Currencies                                                   1,347
                                                                  -----------
   Net Change in Unrealized Appreciation/Depreciation               6,534,581
                                                                  -----------
NET GAIN                                                           24,682,643
                                                                  -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $23,170,155
                                                                  ===========

                      See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
                                                YEAR ENDED         YEAR ENDED
                                               DEC. 31, 1997      DEC. 31, 1996
                                              --------------     --------------
OPERATIONS:
  Net Investment Loss                         ($  1,512,488)     ($    646,262)
  Net Realized Gain                              18,148,062          1,976,658
  Change in Unrealized Appreciation/
    Depreciation                                  6,534,581           (455,188)
                                               ------------       ------------
  Net Increase in Net Assets Resulting
    from Operations                              23,170,155            875,208

DISTRIBUTIONS:
  In Excess of Net Investment Income                     --        (20,605,467)
  From Net Realized Gains                                --        (27,075,722)
                                               ------------       ------------
  Total Distributions                                    --        (47,681,189)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                     111,653,915         99,577,424
  Proceeds from Reinvestment of Dividends                --         47,654,898
  Proceeds for Shares Redeemed                 (150,342,369)      (116,060,764)
                                               ------------       ------------
  Increase (Decrease) in Net Assets from
    Capital Share Transactions                  (38,688,454)        31,171,558
                                               ------------       ------------
TOTAL DECREASE IN NET ASSETS                    (15,518,299)       (15,634,423)

NET ASSETS:
  Beginning of Year                             229,412,099        245,046,522
                                               ------------       ------------
  End of Year                                  $213,893,800       $229,412,099
                                               ============       ============
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                            9,567,132          8,622,762
  Issued in Reinvestment of Dividends                    --          4,416,662
  Redeemed                                      (13,026,043)       (10,034,779)
                                                 ----------         ----------
  Net Increase (Decrease) in Shares of the Fund  (3,458,911)         3,004,645
                                                 ==========         ==========

                      See notes to financial statements.
8

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
December 31, 1997

1. ORGANIZATION
   The Strong Discovery Fund II is a diversified series of the Strong Variable Insurance Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940. The Fund offers and sells its shares only to separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. At December 31, 1997, approximately 97% of the Fund's shares are owned by the separate accounts of one insurance company.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

  (A) Security Valuation -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price or the mean between the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or the last reported sales price. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service, otherwise last sale or bid prices are used. Securities for which market quotations are not readily available, when held by the Fund, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates current value.

      The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. The Fund held no restricted securities at December 31, 1997.

  (B) Federal Income and Excise Taxes and Distributions to Shareholders -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

      The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

  (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

  (D) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  (E) Options -- The Fund may write put or call options (none were written during 1997). Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

   (F) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

-------------------------------------------------------------------------------
December 31, 1997

  (G) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  (H) Additional Investment Risks -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

      Foreign denominated assets and forward currency contracts may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.

  (I) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

  (J) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3. RELATED PARTY TRANSACTIONS
   Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Fund are affiliated, provides investment advisory and shareholder recordkeeping and related services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund. Advisory fees are subject to reimbursement by the Advisor if the Fund's operating expenses exceed certain levels. Shareholder recordkeeping and related service fees are based on the lesser of 0.15% of the average daily net assets of the Fund or a contractually established rate for each participant account.

   The Fund may invest cash reserves in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

   The amount payable to the Advisor at December 31, 1997, other shareholder servicing expenses paid to the Advisor, and unaffiliated directors' fees for the year ended December 31, 1997, were $26,906, $142 and $4,088, respectively.

4. INVESTMENT TRANSACTIONS
   The aggregate purchases and sales of long-term securities for the year ended December 31, 1997 were $407,418,432 and $450,420,064, respectively. The aggregate purchases and sales of U.S. Government and Agency securities for the year ended December 31, 1997 were $751,352 and $754,852, respectively.

5. INCOME TAX INFORMATION
   At December 31, 1997, the cost of investments in securities for federal income tax purposes was $183,730,244. Net unrealized appreciation of securities was $15,444,965, consisting of gross unrealized appreciation and depreciation of $34,737,343 and $19,292,378, respectively.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                           SELECTED PER-SHARE DATA (a)
              -----------------------------------------------------------------------------------------------------------
                          INCOME FROM INVESTMENT OPERATIONS                    LESS DISTRIBUTIONS
                         ------------------------------------   -----------------------------------------------
                                      Net Realized
              Net Asset     Net      and Unrealized   Total                 In Excess                           Net Asset
                Value,   Investment       Gains        from      From Net     of Net    From Net                  Value,
              Beginning    Income      (Losses) on  Investment  Investment  Investment  Realized      Total       End of
Year Ended    of Period    (Loss)      Investments  Operations    Income      Income     Gains    Distributions   Period
Dec. 31, 1997   $10.80     ($0.09)        $1.32        $1.23        ---         ---        ---          ---       $12.03
Dec. 31, 1996    13.44      (0.05)         0.04        (0.01)       ---      ($1.05)    ($1.58)      ($2.63)       10.80
Dec. 31, 1995    10.07      (0.03)         3.58         3.55        ---       (0.18)       ---        (0.18)       13.44
Dec. 31, 1994    11.54       0.10         (0.71)       (0.61)    ($0.10)      (0.43)     (0.33)       (0.86)       10.07
Dec. 31, 1993    10.15       0.05          2.09         2.14      (0.05)      (0.70)       ---        (0.75)       11.54

                                   RATIOS AND SUPPLEMENTAL DATA
                --------------------------------------------------------------------
                           Net                  Ratio of Net
                         Assets,     Ratio of    Investment                 Average
                         End of      Expenses   Income (Loss)  Portfolio  Commission
                 Total  Period (In  to Average   to Average     Turnover     Rate
Year Ended      Return  Millions)   Net Assets   Net Assets       Rate       Paid (b)
Dec. 31, 1997   +11.4%    $214         1.2%        (0.7%)        198.1%    $0.0604
Dec. 31, 1996    +0.8%     229         1.2%        (0.3%)        970.0%     0.0292
Dec. 31, 1995   +35.3%     245         1.3%        (0.3%)        542.1%
Dec. 31, 1994   - 5.4%     119         1.2%         1.1%         662.5%
Dec. 31, 1993   +22.0%      72         1.3%         0.5%         976.5%

(a)  Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  Disclosure required, effective for reporting periods beginning after September 1, 1995.

                                                                             11

REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------
To the Shareholders and Board of Directors of the Strong Discovery Fund II

We have audited the accompanying statement of assets and liabilities of Strong Discovery Fund II (one of the portfolios constituting the Strong Variable Insurance Funds, Inc.), including the schedule of investments in securities, as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strong Discovery Fund II as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.



Milwaukee, Wisconsin
February 4, 1998

                                     DIRECTORS
                                Richard S. Strong
                                 Willie D. Davis
                                 Stanley Kritzik
                                Marvin E. Nevins
                                 William F. Vogt

                                     OFFICERS
                    Richard S. Strong, Chairman of the Board
                          Mary F. Hoppa, Vice President
                         Thomas P. Lemke, Vice President
                         John S. Weitzer, Vice President
              Stephen J. Shenkenberg, Vice President and Secretary
                           John A. Flanagan, Treasurer

                               INVESTMENT ADVISOR
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                    CUSTODIAN
                              Firstar Trust Company
                    P.O. Box 701, Milwaukee, Wisconsin 53201

                                     AUDITOR
                            Coopers & Lybrand L.L.P.
              411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                                  LEGAL COUNSEL
                              Godfrey & Kahn, S.C.
               780 North Water Street, Milwaukee, Wisconsin 53202

                                 [STRONG FUNDS LOGO]
                           STRONG FUNDS DISTRIBUTORS, INC.
                        P.O. Box 2936 * Milwaukee, WI  53201